Contract Assets and Contract Liabilities	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Contract Assets and Contract Liabilities
21.	CONTRACT ASSETS AND CONTRACT LIABILITIES

(a) Contract assets:

	December 31, 2017	January 1, 2018	December 31, 2018
Receivables for the sales of mobile handsets, net of allowance	—	2,974	1,824
Less: Current portion	—	2,221	1,254

	—	753	570

The Group offers preferential packages to the customers which include the bundle sales of mobile handsets and provision of service. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their standalone selling prices. The revenue relating to the sale of the handsets is recognized when the titles are passed to the customers and the consideration allocated to the sales of mobile handsets is gradually received during the contract period when the customers pay the monthly package fee.

Before January 1, 2018, the Group recognized such consideration outstanding from the customers in “Prepayments and other current assets” and “Other assets”.

As stated in Note 2.2 (c)(iii), upon the adoption of IFRS 15 from January 1, 2018, the outstanding balance of such consideration was reclassified to contract assets as the Group’s right to receive this balance is conditional on the provision of services.

(b) Contract liabilities

	Note		December 31, 2017	January 1, 2018	December 31, 2018
Advances received from customers for future services	(i	)	—	45,329	41,567
Others			—	1,093	1,083

			—	46,422	42,650

(i)

Contract liabilities primarily arises from relates to the considerations received from customers before the Group satisfying performance obligations. It would be recognized as revenue upon the rendering of services. Approximately 96% of the contract liability balance as of January 1, 2018 was recognized as revenue during the year.